EXHIBIT 99.1

Mobile Infrastructure Corporation Announces Management Transition and CEO Succession Plan

●	President Stephanie Hogue to Assume CEO Role Effective August 1, 2025
●	Manuel Chavez III to Transition to Executive Chairman

CINCINNATI, OH – June 18, 2025 – Mobile Infrastructure Corporation (Nasdaq: BEEP) (“Mobile” or the “Company”), a leading owner and operator of parking and mobility real estate across the United States, today announced a leadership transition designed to support the Company’s strategic growth plan and long-term value creation strategy.

Effective August 1, 2025, Stephanie Hogue, currently President of the Company, will assume the additional role of Chief Executive Officer. Manuel Chavez III, who has served as CEO since 2021, will transition to the role of Executive Co-Chairman of the Board, as well as Chair of the newly formed Investment Committee.

“This is a natural leadership transition for the Company and strengthens our ability to deliver our long-term strategic objectives,” Mr. Chavez said. “Stephanie and I have worked closely together for the last six years, and she has played an integral part in Mobile’s significant milestones, — most notably, completing our public listing, uplisting to Nasdaq, and establishing a clear, long-term strategic plan, while spearheading our financial market transactions. I have full confidence in her ability to continue to lead the Company as we move forward on our growth path.”

The leadership transition reflects the Company’s continued focus on execution, including its multi-year portfolio optimization plan announced in March of this year. The Company plans to divest up to $100 million of non-core assets and reinvest the proceeds into high-performing, strategic real estate with multiple demand drivers and higher net operating income opportunities that mirror the income and demand driver profile of Mobile Infrastructure’s core portfolio.

“Realigning our executive team is a natural step in Mobile’s evolution,” said Jeff Osher, Mobile’s Co-Chairman and largest shareholder. “Stephanie has proven to be an outstanding, process-driven operator, while Manuel has nearly three decades of unparalleled experience successfully acquiring and disposing parking assets. Driving strong operating performance from our core assets and optimizing Mobile’s existing parking infrastructure portfolio are twin tenets in our strategic plan to drive meaningful shareholder value. This transition better aligns our team with these objectives.”

“I appreciate this vote of confidence from the Board of Mobile Infrastructure for the opportunity to serve as CEO and build on the progress we’ve made,” said Stephanie Hogue. “It has been a fulfilling experience to work with Manuel to grow the Company, and we will continue this teamwork as I take on new responsibilities. We’ve assembled a talented team, executed against key milestones, and laid a foundation for long-term value creation. I look forward to building on progress that we have made and leading Mobile into this next chapter, with a clear focus on performance, efficiency, and delivering results for our shareholders, employees, and the communities we serve.”

Ms. Hogue is a globally focused executive with more than 20 years of leadership experience across capital markets, real assets, and strategic advisory. She has served as the Company’s President and a member of its Board of Directors since 2021 and held the additional role of CFO from 2021 until 2024. At Mobile, Stephanie has been integral to executing corporate strategy and capital markets transactions, as well as designing a full operational scale-up. Earlier in her career, Stephanie served as a Managing Director of PwC Corporate Finance LLC, where she served as New York Branch Manager. She led the firm’s Inbound Cross-Border M&A and Debt Private Placements practices, overseeing complex capital raises and strategic transactions. Based in both New York and Mumbai during her tenure, she managed transactions across multiple jurisdictions. Prior to PwC, she held capital markets roles at several investment banks, focusing on debt capital markets throughout the Americas across sectors such as infrastructure, real assets, and industrials. She began her career at Deloitte, as part of Financial Advisory and Strategic Initiatives teams. Known for her analytical rigor, cross-border execution capabilities, and problem-solving mindset, Stephanie brings a disciplined, stakeholder-aligned approach to long-term value creation. She holds a B.A. from Miami University and an MBA from the University of Rochester’s Simon Graduate School of Business.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included in this press release that are not historical facts (including any statements concerning our net operating income, plans for the divestiture and acquisition of assets, and other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.

The forward-looking statements included herein are based upon the Company’s current expectations, plans, estimates, assumptions and beliefs, which involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on operations and future prospects include, but are not limited to the fact that we previously incurred and may continue to incur losses, we may be unable to achieve our investment strategy or increase the value of our portfolio, our parking facilities face intense competition, which may adversely affect our revenues, we may not be able to access financing sources on attractive terms, or at all, which could adversely affect our ability to execute our business plan, and other risks and uncertainties discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Committee from time to time.

Any of the assumptions underlying the forward-looking statements included herein could be inaccurate, and undue reliance should not be placed upon any forward-looking statements included herein. All forward-looking statements are made as of the date of this press release, and the risk that actual results will differ materially from the expectations expressed herein will increase with the passage of time. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements made after the date of this press release, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this press release, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this press release will be achieved.

About Mobile Infrastructure Corporation

Mobile Infrastructure Corporation (NASDAQ: BEEP) is focused on the ownership and management of parking assets across the United States. The Company seeks to acquire and optimize parking properties in high-growth markets, positioning its assets as mobility hubs that serve the evolving needs of urban transportation. As the only publicly traded parking-focused platform, Mobile Infrastructure offers investors a unique opportunity to access the future of parking infrastructure.

Investor Relations Contact:

David Gold

Lynn Morgan

beepir@advisiry.com

212-750-5800